Finance Income (Expense), Net	12 Months Ended
Dec. 31, 2024
Finance Income (Expense), Net [Abstract]
FINANCE INCOME (EXPENSE), NET

NOTE 11:- FINANCE INCOME (EXPENSE), NET

	Year ended December 31,
	2024	2023	2022

Interest income	$291	$506	$222
Bank commissions	(14)	(14)	(16)
Exchange rate fluctuations and others	(13)	58	(54)
short-term investment revaluation	(14)	11	(229)
Total financial income (expenses), net	$250	$561	$(77)